UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2011

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.

December 31, 2011

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Don’t Move The Ball, Lucy

I have long been a fan of the Peanuts Gang, Charlie Brown and the rest of the group.  In fact, I sometimes sport my Peanuts themed sweater that has a large image of Snoopy and Woodstock playing football.  But the football image from the Peanuts gang that has been on my mind these days is Lucy holding the ball for Charlie Brown to kick.  To refresh your memory, that is the scene where Charlie Brown worries that Lucy will pull the ball away at the last moment as Charlie Brown goes to kick it.  Lucy insists that she won’t move that ball, but she always does, and Charlie Brown goes flying in the air landing on his back in a painful thump.  “Good Grief”!

It feels like the markets have been subject to their own version of the Lucy & Charlie Brown scene.  Since mid-year we have experienced tumbles as the market reacted to global financial and political news on top of shifting expectations for corporate earnings and economic growth.  The market regroups and gets set for another move back up when it appears that political leaders are finally coming to grips with Europe’s grave systemic problems, only to fall again when the measures taken prove to be inadequate.

The market suffered a major decline in early August when concerns about financial stability in Europe triggered a decline of more than 12% on the S&P 500.  Troubles had been brewing for a while, but events at that time truly raised concerns about the possibility of sovereign defaults and economic contagion not just in the Euro zone, but on a global scale.  The stock market recovered, and then lost more than 6% as investors became concerned that European leaders were not doing enough to confront the systemic problems of slow growth and excessive borrowing by peripheral Eurozone countries.  The stock market rallied back, recovering almost half of the total decline from mid-year until concerns that a “voluntary” restructuring of Greek debt would force losses on investors in sovereign bonds, circumventing the protection of credit default swaps that many investors had used to hedge their risk.

During this time the markets were also subject to inter-day volatility, and sharp day-to-day swings as each new pronouncement from European leaders gave investors hope that a solution was at hand, only to be disappointed when the details were vague or the potential for any realistic change was limited.  Just like Lucy, they said that they would do what they need to do, only to pull away at every critical juncture.

Despite this frustration, the markets and investors seem to be learning a valuable lesson, albeit slowly.  There seems to be less euphoria over every pronouncement from European banking and political leaders and more of a “show me” mentality.  The market swings are clearly less pronounced, and there is a greater focus on the details and realistic potential of any new proposal.  Since the problems in the Eurozone are critical and complex, with far reaching implications for members within the union and global trading partners, any potential solution is fraught with uncertainty.  A more patient and skeptical approach by our markets regarding potential European solutions is not only healthy, but provides the opportunity for investors to focus some attention on domestic news flow on business, the economy and political developments here at home.

The Manor Fund

The Manor Fund rose 0.78%, net of all fees and expenses, during the year ending December 31, 2011, underperforming the S&P 500 index (2.11%) but outperforming comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (0.01%).  The Fund continues to outperform the Lipper index for the trailing 3-year, 5-year, and 10-year periods, with returns of 13.13%, 0.69% and 4.07% for the Fund compared to 13.07%, -0.61% and 2.15% for the index.  The Fund continues to outperform the S&P 500 index for the trailing 5-year and 10-year periods with returns of 0.69% and 4.07% for the Fund compared to –0.25% and 2.91% for the index.

During the year ending December 31, 2011 the Fund was helped by strong performance from Goodrich Corp., Watson Pharmaceuticals, IBM, Corp., Norfolk Southern Company, and Colgate-Palmolive Company.  Shares of Goodrich jumped after receiving a buyout offer from United Technologies at a substantial premium to its share price early in the year.  Watson Pharmaceuticals rose steadily through much of the year as the company recorded growing earnings and continued to roll out new generic and proprietary pharmaceutical products.  The shares of IBM also rose steadily throughout the year reacting to strong earnings reports and the expectations of continued economic growth.  Norfolk Southern reported sharply higher earnings early in the year, pushing the shares upward, and then rebounded from the market decline mid-year as the economy showed signs of improvement.  Colgate-Palmolive shares rose steadily early in the year as earnings grew, and then avoided much of the weakness mid-year due to the defensive nature of this consumer products company.

Notable laggards during the year ending December 31, 2011 include Agilent Technologies, JPMorgan Chase, Weatherford International, Amphenol Corp., and Applied Materials.  Shares of Agilent fell sharply mid-year, together with the overall market, on concerns that instability in Europe would hurt revenue and earnings at this technology company.  Relative performance suffered when the shares did not participate in the market rebound late in the year.  The shares of JPMorgan Chase declined through much of the year as earnings declined, and concerns persisted about many of the overhanging issues from mortgage lending and exposure to high risk European sovereign bonds.  Weatherford International declined, despite rising earnings, on concerns that the decline in energy demand associated with a weak global economy would hurt demand for their energy exploration services.  Amphenol Corp. shares were weak due to uncertainty about operating results.  The company reported a sharp earnings increase early in the year, but then reported a string of weaker results over the balance of the year.  Applied Materials shares declined through much of the year as the company reported a slight but steady decline in earnings.  Shares were also hurt by concerns about the impact of slow economic growth on this producer of equipment used to manufacture semiconductors.

The Growth Fund

The Manor Growth Fund declined 1.60%, net of all fees and expenses, during the year ending December 31, 2011, underperforming the S&P 500 index (2.11%) but outperforming comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (-2.98%).  The Fund continues to outperform the S&P 500 index for the trailing 3-year, 5-year, and 10-year periods, and since inception, with returns of 17.72%, 0.41%, 3.00%, and 1.49% for the Fund, compared to 14.10%, –0.25%, 2.91%, and 1.13% for the index.    The Fund also continues to outperform comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index for the trailing 3-year, 10-years, and since inception, with returns of 17.72%, 3.00%, and 1.49% for the Fund, compared to 15.66%, 1.42% and –1.79% for the index.

During the year ending December 31, 2011 the Fund was helped by gains in Dollar Tree, MasterCard, Inc., Apple Inc., Church & Dwight Company, and Precision CastParts.  Dollar Tree rose steadily throughout the year as investors focused on growing consumer interest in deep discount retailers.  MasterCard also rose steadily throughout the year, driven by strong earnings as consumer spending remained stronger than most expected.  The shares also responded positively after the announced changes in card usage fees announced by the Fed were not as onerous as expected.  Apple rallied sharply late in the year after the company reported revenue and earnings growth that was much better than expected.  The results showed that the company continued to gain market share despite increased competition.  Church & Dwight rose steadily throughout the year.  This consumer products company was a beneficiary of the emphasis on value as slow economic growth constrained incomes.  Shares of Precision CastParts were volatile but exhibited an upward trend through most of the year.  The company reported increasing earnings each quarter as demand in the aerospace industry remained strong.

Weak holdings during the year ending December 31, 2011 include Alpha Natural Resources, MetroPCS Communications, Cummins, Inc., Hess Corporation, and Urban Outfitters.  Alpha Natural Resources declined on concerns that a slowdown in economic growth in China would lead to reduced demand for metallurgical coal.  The company reported weak operating results raising investor concerns about increasing competition from natural gas as an electrical generation fuel, as well.  MetroPCS declined after the company reported disappointing revenue and earnings, and announcing that they expected capital expenditures to rise during the year.  The announcement heightened investor concerns that MetroPCS will incur higher expenses as it competes in the smart phone marketplace.  Cummins also fell throughout the year, despite reporting higher earnings.  Weakness in the stock reflects concerns among investors that slower economic growth globally will lead to reduced demand for the company’s truck engines and power generation units.  Hess declined sharply mid-year due to concerns about global economic stability.  The company reported lower earnings, but the share price stabilized during the latter portion of the year.  Shares of Urban Outfitters declined sharply after the company reported a steep decline in earnings early in the year.  The company seems to be struggling with merchandising issues as it adjusts its store format in a difficult retail environment.  We elected to liquidate this holding later in the year as operating results remained weak.

The Bond Fund

 The Manor Bond Fund generated a return of 0.83%, net of all fees and expenses, for the year ending December 31, 2011, underperforming the Barclays Intermediate Government index return (6.71%) and the Lipper US Government mutual fund index (8.54%).  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 0.45%, an average maturity of approximately 2.33 years, and an average duration of 2.26 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

You Can Do It, Lucy

Charlie Brown keeps trying because he knows that Lucy could really hold the ball, and if she does he could kick it through the uprights.  Investors know the same thing.  There are a number of factors that could work in our favor, and it might not take much to trigger a move that could generate a decent return in the stock market.  The market continues to trade at inexpensive valuations.  Earnings growth has declined over the past year, and earnings expectations from analysts and corporate management indicate that the trend could continue, but that could change quickly.  Corporations have become more efficient over the past several years and management seems much better equipped to navigate in a slow growth economy.  Since the Fed has pledged to support economic growth by keeping short-term rates close to zero and purchasing higher-risk long maturity securities, the risks for a double-dip recession here should be reduced; and if central bankers in Europe are able to avoid the disaster of failed sovereign refinancings they might buy enough time to allow their economies to begin to recover.  Just a little unexpected good news on Europe, corporate earnings, or the economy could be all that it takes.

And, of course, domestic politics could play a role. The presidential election year is generally good for the economy and markets.  The potential for a change in leadership in the White House could be viewed as a positive by the markets.  While that may be difficult to predict at this point, the markets will be watching carefully.  Keep in mind, however, that over the longer-term the financial markets have prospered more when control of the White House and Congress is split between the two major parties.  Investors seem to like “gridlock” and if that is the outcome of this election it could also be viewed as a positive.

Our investment approach will continue to balance the risks of financial problems in Europe and weak economic growth here at home with the potential for some workable solution and the  benefits of reasonable valuations in the market.  We will continue to focus on investing in companies with attractive valuations relative to their growth potential and financial stability.  In addition to that valuation criteria, we will look for company management that has a clear vision and ability to execute in this challenging economy.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

GRAPHICAL ILLUSTRATION (UNAUDITED)

DECEMBER 31, 2011

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

GRAPHICAL ILLUSTRATION (UNAUDITED)

DECEMBER 31, 2011

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

GRAPHICAL ILLUSTRATION (UNAUDITED)

DECEMBER 31, 2011

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Manor Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

Manor Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2011)
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
Manor Fund ($20,419)
Lipper Large Cap Core Index ($19,683)
S&P 500 ($27,269)

	1 Year	5 Year	Since Inception
Manor Fund *	0.78%	0.69%	4.48%
Lipper Large Cap Core Index **	0.01%	-0.61%	4.25%
S&P 500 ***	2.11%	-0.25%	6.36%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

*** The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted. Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Manor Growth Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

Manor Growth Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2011)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
Manor Growth Fund ($12,026)
Lipper Large Cap Growth Funds Index ($8,004)
S&P 500 ($11,510)

	1 Year	5 Year	Since Inception
Manor Growth Fund *	-1.60%	0.41%	1.49%
Lipper Large Cap Growth Index **	-2.98%	0.84%	(1.76)%
S&P 500 ***	2.11%	-0.25%	1.13%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

*** The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted. Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Manor Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

Manor Bond Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2011)
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
Manor Bond Fund ($14,346)
Lipper US Government Index ($19,730)
Barclays Intermediate Treasury Index ($19,111)

	1 Year	5 Year	Since Inception
Manor Bond Fund *	0.83%	2.47%	2.93%
Lipper US Government Index **	8.54%	6.10%	5.58%
Barclays Intermediate Treasury Index ***	6.71%	5.85%	5.31%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

*** The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted. Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

	Manor Fund
	Schedule of Investments
	December 31, 2011

Shares		Value

COMMON STOCKS - 96.73%

Beverages - 3.78%
2,383	Pepsico, Inc.	$ 158,112

Computer & Office Equipment - 4.71%
1,072	International Business Machines Corp.	197,119

Construction, Mining & Materials Handling Machinery & Equipment - 2.23%
1,604	Dover Corp.	93,112

Crude Petroleum & Natural Gas - 3.45%
1,542	Occidental Petroleum Corp.	144,485

Drilling Oil & Gas Wells - 3.72%
1,100	Diamond Offshore Drilling, Inc.	60,786
2,620	Nabors Industries Ltd. *	45,431
3,378	Weatherford International Ltd. *	49,454
		155,671
Electric & Other Services Combined - 1.78%
1,717	Exelon Corp.	74,466

Electronic Connectors - 3.97%
3,662	Amphenol Corp. Class A	166,218

Fire, Marine & Casualty Insurance - 3.85%
2,327	Chubb Corp.	161,075

Gold & Silver Ores - 3.47%
2,419	Newmont Mining Corp.	145,164

Guided Missiles & Space Vehicles & Parts - 5.63%
1,902	Goodrich Corp.	235,277

Hospital & Medical Service Plans - 2.23%
1,405	Wellpoint, Inc.	93,081

Instruments for Measuring & Testing of Electricity - 2.38%
2,853	Agilent Technologies, Inc. *	99,655

Investment Advice - 2.15%
935	Franklin Resources, Inc.	89,816

Life Insurance - 3.04%
4,072	Metlife, Inc.	126,965

Miscellaneous Industrial & Commercial Machinery & Equipment - 2.82%
2,714	Eaton Corp.	118,141

National Commercial Banks - 2.45%
3,078	JP Morgan Chase & Co.	102,344

Oil & Gas Field Machinery & Equipment - 2.88%
1,774	National Oilwell Varco, Inc.	120,614

Perfumes, Cosmetics & Other Toilet Preparations - 4.42%
2,001	Colgate Palmolive Co.	184,872

Pharmaceutical Preparations - 6.17%
4,130	Endo Pharmaceuticals Holdings, Inc. *	142,609
1,914	Watson Pharmaceuticals, Inc. *	115,491
		258,100
Railroads, Line-Haul Operating - 4.49%
2,580	Norfolk Southern Corp.	187,979

Retail-Variety Stores - 3.63%
2,543	Wal-Mart Stores, Inc.	151,970

Rubber & Plastics Footwear - 5.04%
2,186	Nike, Inc. Class B	210,665

Semiconductors & Related Devices - 3.47%
6,365	Applied Materials, Inc.	68,169
3,173	Intel Corp.	76,945
		145,114
Services-Miscellaneous Amusement & Recreation - 3.48%
3,882	Walt Disney Co.	145,575

Services-Prepackaged Software - 2.97%
4,788	Microsoft Corp.	124,297

Steel Works, Blast Furnace Rolling Mills - 1.29%
1,367	Nucor Corp.	54,092

Telephone Communications - 2.85%
3,923	AT&T, Inc.	118,632

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 4.38%
4,929	AmerisourceBergen Corp.	183,310

TOTAL FOR COMMON STOCKS (Cost $3,171,373) - 96.73%		4,045,921

SHORT TERM INVESTMENTS - 3.18%
133,206	First American Government Obligation Fund Class Y 0.00% ** (Cost $133,206)	133,206

TOTAL INVESTMENTS (Cost $3,304,579) - 99.91%		4,179,127

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.09%		3,441

NET ASSETS - 100.00%		$ 4,182,568

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 4,045,921	-	-	$ 4,045,921
Short-Term Investments:
First American Government Obligation Fund Class Y	133,206	-	-	133,206

	$ 4,179,127	-	-	$ 4,179,127

The accompanying notes are an integral part of these financial statements.

	Growth Fund
	Schedule of Investments
	December 31, 2011

Shares		Value

COMMON STOCKS - 96.07%

Beverages - 2.13%
4,371	Constellation Brands, Inc. Class A *	$ 90,349

Biological Products (No Diagnostic Substances) - 1.88%
1,952	Gilead Sciences, Inc. *	79,895

Bituminous Coal & Lignite Mining - 1.39%
2,885	Alpha Natural Resources, Inc. *	58,941

Calculating & Accounting Machines (No Electronic Computers) - 2.68%
3,210	Verifone Systems, Inc. *	114,019

Communications Services - 3.94%
3,917	Directv Group, Inc. Class A *	167,491

Crude Petroleum & Natural Gas - 1.82%
2,463	Southwestern Energy Co. *	78,668

Electronic Computers - 4.72%
495	Apple, Inc. *	200,475

Engines & Turbines - 4.58%
2,213	Cummins, Inc.	194,788

Fire, Marine & Casualty Insurance - 3.91%
2,371	Ace Ltd.	166,255

Iron & Steel Foundries - 5.00%
1,290	Precision Castparts Corp.	212,579

Leather & Leather Products - 3.54%
2,465	Coach, Inc.	150,464

Measuring & Controlling Devices - 3.00%
2,835	Thermo Fisher Scientific, Inc. *	127,490

Oil & Gas Field Services - 2.20%
1,369	Schlumberger Ltd.	93,516

Optical Instruments & Lenses - 2.83%
2,490	KLA Tencor Corp.	120,142

Petroleum Refining - 2.87%
2,149	Hess Corp.	122,063

Pharmaceutical Preparations - 4.70%
2,085	Abbott Laboratories	117,240
1,220	Celgene Corp. *	82,472
		199,712
Radio Telephone Communications - 2.21%
10,846	MetroPCS Communications, Inc. *	94,143

Retail-Drug Stores & Proprietary Stores - 3.39%
3,221	Express Scripts, Inc. Class A *	143,946

Retail-Variety Stores - 6.29%
3,220	Dollar Tree, Inc. *	267,614

Search, Detection, Navigation, Guidance, Aeronautical Systems - 6.88%
3,784	Flir Systems, Inc.	94,865
2,119	Harris Corp.	76,369
2,505	Raytheon Co.	121,192
		292,426
Semiconductors & Related Devices - 7.73%
3,704	Intel Corp.	89,822
3,749	Texas Instruments, Inc.	109,133
4,050	Xilinx, Inc.	129,843
		328,798
Services-Business Services - 4.64%
529	Mastercard, Inc.	197,222

Services-Computer Programming, Data Processing, Etc. - 3.66%
241	Google, Inc. Class A *	155,662

Services-Prepackaged Software - 5.62%
3,359	Microsoft Corp.	87,200
5,912	Oracle Corp.	151,643
		238,843
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 6.77%
3,280	Church & Dwight Co., Inc.	150,093
2,065	Procter & Gamble Co.	137,756
		287,849

TOTAL FOR COMMON STOCKS (Cost $3,448,743) - 98.38%		4,183,350

SHORT TERM INVESTMENTS - 1.69%
72,062	First American Government Obligation Fund Class Y 0.00% ** (Cost $72,062)	72,062

TOTAL INVESTMENTS (Cost $3,520,805) - 100.08%		4,255,412

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.08)%		(3,514)

NET ASSETS - 100.00%		$ 4,251,898

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,183,350	-	-	$ 4,183,350
Short-Term Investments:
First American Government Obligation Fund Class Y	72,062	-	-	72,062
	$ 4,255,412	-	-	$ 4,255,412

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Schedule of Investments
	December 31, 2011

Face Amount		Value

US TREASURY NOTES - 98.64%
225,000	US Treasury Note 0.50% Due 11/30/2012	$ 225,721
300,000	US Treasury Note 0.50% Due 11/15/2013	301,430
350,000	US Treasury Note 1.25% Due 10/31/2015	359,051
450,000	US Treasury Note 1.375% Due 04/15/2012	451,705
250,000	US Treasury Note 1.375% Due 11/30/2018	250,859
200,000	US Treasury Note 3.875% Due 02/15/2013	208,234

TOTAL FOR US TREASURY NOTES (Cost $1,765,041) - 98.64%		1,797,000

SHORT TERM INVESTMENTS - 1.26%
22,898	First American Treasury Obligation Class Y 0.00% ** (Cost $22,898)	22,898

TOTAL INVESTMENTS (Cost $1,787,939) - 99.90%		1,819,898

OTHER ASSETS LESS LIABILITIES - 0.10%		1,830

NET ASSETS - 100.00%		$ 1,821,728

** Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

US Treasury Notes	$ 1,797,000	-	-	$ 1,797,000
Short-Term Investments:
First American Treasury Obligation Class Y	22,898	-	-	22,898

	$ 1,819,898	-	-	$ 1,819,898

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Assets and Liabilities
December 31, 2011

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,304,579, $3,520,805, and $1,787,939, respectively)	$ 4,179,127	$ 4,255,412	$ 1,819,898
Receivables:
Dividends and Interest	7,994	2,228	5,497
Due from Advisor	-	-	2,878
Shareholder Subscriptions	12	169	14
Prepaid Expenses	5,214	5,523	2,416
Total Assets	4,192,347	4,263,332	1,830,703
Liabilities:
Payables:
Due to Advisor	215	82	-
Accrued Expenses	9,564	11,352	8,975
Total Liabilities	9,779	11,434	8,975
Net Assets	$ 4,182,568	$ 4,251,898	$ 1,821,728

Net Assets Consist of:
Capital Stock	$ 244	$ 364	$ 171
Paid In Capital	3,554,358	3,834,392	1,789,300
Undistributed Net Investment Income	-	-	277
Accumulated Realized Gain (Loss) on Investments	(246,582)	(317,465)	21
Unrealized Appreciation in Value of Investments	874,548	734,607	31,959
Net Assets (10,000,000 shares authorized, $0.001 par value) for 243,531,
364,169, and 171,250 shares outstanding, respectively.	$ 4,182,568	$ 4,251,898	$ 1,821,728

Net Asset Value and Offering Price Per Share	$ 17.18	$ 11.68	$ 10.64

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Operations
December 31, 2011

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 79,050	$ 44,557	$ -
Interest	-	-	23,566
Total Investment Income	79,050	44,557	23,566

Expenses:
Advisory Fees (Note 2)	42,477	45,409	9,765
Transfer Agent and Fund Accounting Fees	8,998	8,998	8,998
Insurance Fees	2,896	3,115	1,485
Audit Fees	10,189	11,279	4,174
Registration Fees	3,244	3,282	1,483
Custody Fees	3,045	3,505	3,160
Legal Fees	7,382	7,663	3,363
Printing and Mailing Fees	249	320	0
Taxes	675	675	375
Quotes and Fees	1,184	1,268	505
Miscellaneous Fees	1,150	1,226	740
Total Expenses	81,489	86,740	34,048
Fees Waived and Reimbursed by the Advisor (Note 2)	(17,774)	(18,627)	(14,519)
Net Expenses	63,715	68,113	19,529

Net Investment Income (Loss)	15,335	(23,556)	4,037

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	77,590	127,466	16,263
Net Change in Unrealized Depreciation on Investments	(58,446)	(167,110)	(6,578)
Net Realized and Unrealized Gain (Loss) on Investments	19,144	(39,644)	9,685

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 34,479	$ (63,200)	$ 13,722

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2011	12/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 15,335	$ 10,186
Net Realized Gain on Investments	77,590	25,173
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(58,446)	440,503
Net Increase in Net Assets Resulting from Operations	34,479	475,862

Distributions to Shareholders from:
Net Investment Income	(15,335)	(10,183)
Realized Gains	-	-
Total Distributions	(15,335)	(10,183)

Capital Share Transactions:
Proceeds from Sold Shares	413,058	384,492
Reinvestment of Distributions	15,063	10,004
Cost of Shares Redeemed	(495,178)	(429,971)
Net Decrease from Capital Shares Transactions	(67,057)	(35,475)

Total Increase (Decrease)	(47,913)	430,204

Net Assets
Beginning of Period	4,230,481	3,800,277
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 4,182,568	$ 4,230,481

Share Transactions:
Shares Sold	23,636	23,993
Shares Issued on Reinvestment of Distributions	873	585
Shares Redeemed	(28,215)	(28,375)
Net Decrease in Outstanding Shares of Fund	(3,706)	(3,797)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2011	12/31/2010
Net Investment Loss	$ (23,556)	$ (22,979)
Net Realized Gain (Loss) on Investments	127,466	(61,462)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(167,110)	793,860
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,200)	709,419

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sold Shares	408,482	480,964
Reinvestment of Distributions	-	-
Cost of Shares Redeemed	(652,458)	(432,664)
Net Increase (Decrease) from Capital Shares Transactions	(243,976)	48,300

Total Increase (Decrease)	(307,176)	757,719

Net Assets
Beginning of Period	4,559,074	3,801,355
End of Period (Including Accumulated Undistributed Net Investment
Income of $0 and $0, respectively)	$ 4,251,898	$ 4,559,074

Share Transactions:
Shares Sold	33,611	43,481
Shares Issued on Reinvestment of Distributions	-	-
Shares Redeemed	(53,401)	(41,017)
Net Increase (Decrease) in Outstanding Shares of Fund	(19,790)	2,464

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2011	12/31/2010
Net Investment Income	$ 4,037	$ 11,460
Net Realized Gain on Investments	16,263	5,278
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,578)	36
Net Increase in Net Assets Resulting from Operations	13,722	16,774

Distributions to Shareholders from:
Net Investment Income	(3,760)	(12,538)
Realized Gains	(16,242)	(3,273)
Total Distributions	(20,002)	(15,811)

Capital Share Transactions:
Proceeds from Sold Shares	529,231	681,871
Shares Issued on Reinvestment of Distributions	20,002	15,811
Cost of Shares Redeemed	(1,136,744)	(318,602)
Net Increase (Decrease) from Capital Share Transactions	(587,511)	379,080

Total Increase (Decrease)	(593,791)	380,043

Net Assets
Beginning of Period	2,415,519	2,035,476
End of Period (Including Accumulated Undistributed Net
Investment Income of $277 and $0, respectively)	$ 1,821,728	$ 2,415,519

Share Transactions:
Shares Sold	49,700	63,557
Shares Issued on Reinvestment of Distributions	1,882	1,482
Shares Redeemed	(106,714)	(29,732)
Net Increase (Decrease) in Outstanding Shares of Fund	(55,132)	35,307

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Net Asset Value, at Beginning of Period	$ 17.11	$ 15.14	$ 12.01	$ 17.58	$ 17.54

Income From Investment Operations:
Net Investment Income *	0.06	0.04	0.10	0.04	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.07	1.97	3.12	(5.57)	0.72
Total from Investment Operations	0.13	2.01	3.22	(5.53)	0.77

Distributions:
Net Investment Income	(0.06)	(0.04)	(0.09)	(0.04)	(0.08)
Realized Gains	-	-	-	-	(0.65)
Total from Distributions	(0.06)	(0.04)	(0.09)	(0.04)	(0.73)

Net Asset Value, at End of Period	$ 17.18	$ 17.11	$ 15.14	$ 12.01	$ 17.58

Total Return **	0.78%	13.29%	26.83%	(31.42)%	4.24%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,183	$ 4,230	$ 3,800	$ 2,970	$ 4,376
Before Waivers
Ratio of Expenses to Average Net Assets	1.92%	1.72%	1.86%	1.95%	1.58%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.27%	0.74%	0.26%	0.25%
Portfolio Turnover	11.87%	3.20%	9.59%	15.68%	12.09%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Net Asset Value, at Beginning of Period	$ 11.87	$ 9.96	$ 7.16	$ 12.16	$ 11.78

Income From Investment Operations:
Net Investment Loss *	(0.06)	(0.06)	(0.03)	(0.07)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.13)	1.97	2.83	(4.93)	0.84
Total from Investment Operations	(0.19)	1.91	2.80	(5.00)	0.75

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	-	-	-	(0.37)
Total from Distributions	-	-	-	-	(0.37)

Net Asset Value, at End of Period	$ 11.68	$ 11.87	$ 9.96	$ 7.16	$ 12.16

Total Return **	(1.60)%	19.18%	39.11%	(41.12)%	6.28%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,252	$ 4,559	$ 3,801	$ 2,759	$ 5,587
Before Waivers
Ratio of Expenses to Average Net Assets	1.91%	1.76%	1.85%	1.82%	1.59%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.52)%	(0.58)%	(0.44)%	(0.68)%	(0.73)%
Portfolio Turnover	10.01%	9.86%	19.01%	28.66%	25.76%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Net Asset Value, at Beginning of Period	$ 10.67	$ 10.65	$ 10.89	$ 10.54	$ 10.17

Income From Investment Operations:
Net Investment Income *	0.02	0.06	0.14	0.23	0.27
Net Gain (Loss) on Securities (Realized and Unrealized)	0.07	0.03	(0.23)	0.32	0.38
Total from Investment Operations	0.09	0.09	(0.09)	0.55	0.65

Distributions:
Net Investment Income	(0.02)	(0.06)	(0.15)	(0.20)	(0.28)
Realized Gains	(0.10)	(0.01)	-	-	-
Total from Distributions	(0.12)	(0.07)	(0.15)	(0.20)	(0.28)

Net Asset Value, at End of Period	$ 10.64	$ 10.67	$ 10.65	$ 10.89	$ 10.54

Total Return **	0.83%	0.85%	(0.80)%	5.20%	6.50%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,822	$ 2,416	$ 2,035	$ 2,295	$ 1,884
Before Waivers
Ratio of Expenses to Average Net Assets	1.74%	1.35%	1.46%	2.02%	1.03%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%	0.53%	1.26%	2.08%	2.71%
Portfolio Turnover	49.95%	41.12%	29.87%	13.55%	0.00%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. Effective,  January 1, 2012, the Manor Investment Funds, Inc. were reorganized as a Delaware Business Trust, as Manor Investment Funds (the “Trust”); comprising of Manor Fund, Growth Fund and Bond Fund (collectively “the Funds”).  Effective January 3, 2012 Manor Investment Funds, Inc. was dissolved by domestication in Pennsylvania. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: In accordance with GAAP, the Growth Fund recorded a permanent book/tax difference of $23,556 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.   INVESTMENT ADVISORY AGREEMENT

The Company has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, Inc. (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the year ended December 31, 2011, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $42,477, $45,409 and $9,765, respectively.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.50% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses. The reimbursements from the Advisor for the Manor, Growth and Bond Funds for the year ended December 31, 2011 were, $17,774, $18,627, and $14,519, respectively.  As of December 31, 2011, the Fund owed the Advisor $215 for the Manor Fund, $82 for the Growth Fund. As of December 31, 2011, the Advisor owed the Bond Fund $2,878.

3.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2011, were as follows:

                                                          Manor Fund            Growth Fund           Bond Fund

Purchases                                            $535,515                   $434,846                  $849,824

Sales                                                    $487,403                   $529,450                $1,116,455

4.   FEDERAL INCOME TAXES

As of December 31, 2011, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

                                                                                                                Manor Fund           Growth Fund       Bond Fund

Federal tax cost of investments, including short-term investments            $ 3,304,579              $ 3,520,805        $ 1,787,939

Gross tax appreciation of investments                                                       $ 1,132,397              $1,062,350            $   31,959

Gross tax depreciation of investments                                                       $(257,849)             $(327,743)           $            0

Net tax appreciation

                                                                 $   874,548               $    734,607            $   31,959

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2011, the following represents the tax basis capital gains and losses:

                                                                                                   Manor Fund                   Growth Fund                 Bond Fund

Capital loss carry-forwards +                                                         $  (246,582)                   $   (317,465)                 $              0

                            2016 $      —

           $(72,463)                    $          —

            2017 $  (246,582)

           $(183,541)                    $          —

            2018 $      —

           $(61,461)                    $          —

Distributable Earnings

     $      15,335

           $        —

                $      4,134

Accumulated Realized Gains

     $      —

           $        —

                $    16,166

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates.  The Funds will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The tax character of distributions paid during the year ended December 31, 2011 and December 31, 2010 were as follows:

                                                              Manor Fund                      Growth Fund                       Bond Fund

                                                         12/31/11   12/31/10              12/31/11   12/31/10            12/31/11   12/31/10

Ordinary Income (Loss)                     $15,335     $10,183               $   —            $   —            $  3,760        $12,538

Short-term Gain (Loss)                      $   —          $   —                   $   —            $   —            $      76         $     —

Long-term Gain (Loss)                      $   —          $   —                   $   —            $   —             $16,166        $  3,273

5.

SHAREHOLDER SERVICES PLAN

The shareholders and Board of Trustees of the Company approved a “Shareholder Services Plan” (the “Plan”) at a meeting held on September 15, 2011.  The Company adopted this Plan to enable the Company to bear, directly or indirectly, expenses relating to the provision of certain shareholder services each of the respective funds of the Company.  The Company will pay Service Providers a fee of .25% of the average daily net assets of each of the Manor, Growth and Bond Fund assets with whom the Service Provider has a service relationship for shareholder services. Services for which this fee may be paid include, but are not limited to, (i) maintaining accounts relating to Clients that invest in Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.  Service Providers may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets, and the Service Providers’ affiliates and subsidiaries as compensation for such services as are described herein.  The Funds did not incur any fees related to the Plan for the year ended December 31, 2011.

6.   NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 27, 2012

Manor Investment Funds
Expense Illustration
December 31, 2011 (Unaudited)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$945.34	$7.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$924.05	$7.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$1,006.40	$5.06
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

DIRECTORS AND OFFICERS

DECEMBER 31, 2011 (UNAUDITED)

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Director serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
James Klucar 15 Chester Commons Malvern, PA 19355 70	Director since 2008	Mr. Klucar is a Nuclear Engineer with Int, Inc. (Retired)
Bruce Laverty 15 Chester Commons Malvern, PA 19355 50	Director since 1995	Mr. Laverty is a Partner of the law firm Laverty Law Offices LLC.
John McGinn 15 Chester Commons Malvern, PA 19355 67	Director since 2002	Mr. McGinn is an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 60	Director since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 54	Director since 2000	Mr. Szkudlapski is President of Eclipse Business Solutions, Inc.
Alan Weintraub 15 Chester Commons Malvern, PA 19355 58	Director since 1995	Mr. Weintraub is a Chief Technical Officer with Perficient, Austin, TX.
Howard Weisz 15 Chester Commons Malvern, PA 19355 70	Director since 2008	Mr. Weisz is an Independent Management Consultant.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.  Each Director serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 57	Director, President, Advisor Since 1995	Prior to founding Morris Capital Advisors, LLC, he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.
John R. Giles 15 Chester Commons Malvern, PA 19355 56	Director, Vice-President, Advisor, Secretary Since 2005

Prior to joining Morris Capital Advisors, LLC, he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2011 (UNAUDITED)

Proxy Voting Procedures

The Company’s Board of Directors has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com.  The Proxy voting history is located under Fund Information, Proxy Voting.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Directors

The members of the Board of Directors serve without compensation.  Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Fund are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334.   Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA  19355.

ITEM 2.	CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by James McFadden. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2011	12/31/2010
Audit Fees	$21,000	$21,000
Audit Related Fees	$0	$0
Tax Fees	$5,100	$4,500
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.
a)

The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President
Date 03/06/2012